UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 20, 2012

NAVIDEA BIOPHARMACEUTICALS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 450, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 20, 2012, Navidea Biopharmaceuticals, Inc. issued a press release announcing that it has received a Small Business Innovation Research (SBIR) grant from the National Cancer Institute (NCI), National Institutes of Health (NIH), to fund the development of the Company's radio-immuno-guided surgery monoclonal antibody targeting agent for use in detecting metastatic sites in colorectal cancer. The SBIR grant has the potential for grant money up to a total of $1.5M over three years if fully funded. The first-year Phase I funding of $315,000, which has already been approved, is expected to enable Navidea to complete preclinical bridging activities using a RIGS tumor-antigen-targeted monoclonal antibody and prepare a standardization clinical trial protocol. Second and third year (Phase II) funding of up to $1.2M is contingent upon meeting certain Phase I success criteria, including Institutional Review Board (IRB) approval of the clinical trial protocol.

A copy of the complete text of the Company’s September 20, 2012, press releases is attached as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number	Exhibit Description

99.1	Navidea Biopharmaceuticals, Inc. press release, dated September 20, 2012, entitled “Navidea Awarded SBIR Grant from the NIH for Development of Radio-Immuno-Guided Surgery (RIGS) Agent Aimed at Detecting Metastatic Cancer.”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: September 20, 2012	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and Chief Financial Officer

3